UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SSgA Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
SSgA Large Cap Growth Opportunities Fund
	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

Dear Shareholder:

On behalf of the Board of Trustees of the SSgA Funds we are pleased to invite you to a special meeting of the Shareholders (the “Special Meeting”) of the SSgA Large Cap Growth Opportunities Fund (the “Fund”), a series of the SSgA Funds.  The Special Meeting will be held at the offices of SSgA Funds Management, Inc., One Lincoln Street, 30th Floor, Boston, Massachusetts, on June 1, 2007, at 2:00 p.m., local time.  At the Special Meeting, you will be asked to:

•                  approve a change in the classification of the Fund from a “diversified investment company” to a “non-diversified investment company”

as stated in the Notice of Special Meeting of Shareholders and further explained in the enclosed Proxy Statement.

A proxy card for the Special Meeting is enclosed.  IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD, OR TAKE ADVANTAGE OF THE TELEPHONIC OR ELECTRONIC VOTING PROCEDURES DESCRIBED IN THE PROXY CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE MEETING.  Your vote is important.  If you have any questions in connection with these materials, please call 1-800-997-7327.

Sincerely,

Deedra S. Walkey
Secretary and Chief Legal Officer

Note:  You may receive more than one proxy card.  PLEASE COMPLETE EACH CARD PROVIDED so that each Fund will have the quorum needed to conduct its business.

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE SSgA LARGE CAP GROWTH OPPORTUNITIES FUND
To be held on June   , 2007

To the Shareholders of the SSgA

Large Cap Growth Opportunities Fund:

On behalf of the Board of Trustees of the SSgA Funds (the “Trust”), notice is hereby given that a Special Meeting of Shareholders of the SSgA Large Cap Growth Opportunities Fund (the “Fund”), a series of the Trust, will be held at the offices of SSgA Funds Management, Inc., One Lincoln Street, 30th Floor, Boston, Massachusetts, on June 1, 2007, at 2:00 p.m., local time, to consider a proposal to reclassify the Fund from a diversified to a non-diversified investment company (this proposal is referred to as the “Reclassification”).

Shareholders may also consider and act upon such other matters as may properly come before the Special Meeting or any adjournments thereof.  The Reclassification is discussed in greater detail in the accompanying Proxy Statement.

The close of business on May 1, 2007, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

By Order of the Board of Trustees,

DEEDRA S. WALKEY
Secretary and Chief Legal Officer

May 15, 2007

It is important that your shares be represented at the special meeting!  Whether or not you expect to be present at the special meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States, or take advantage of the telephonic or internet voting procedures described in the proxy card.  If you desire to vote in person you may revoke your proxy prior to the special meeting.

SSgA FUNDS
State Street Financial Center
One Lincoln Street
Boston, Massachusetts  02111-2900
1-800-997-7327
www.ssgafunds.com

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS OF
THE SSgA LARGE CAP GROWTH OPPORTUNITIES FUND

To Be Held on

June   , 2007

VOTING, REVOCATION AND SOLICITATION OF PROXIES

Special Meeting

This proxy statement is being furnished to the shareholders of the SSgA Large Cap Growth Opportunities Fund (the “Fund”), a series of SSgA Funds, a Massachusetts business trust (the “Trust”), in connection with the solicitation of proxies by and on behalf of the Trust’s Board of Trustees for use at a Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of SSgA Funds Management, Inc., One Lincoln Street, 30th Floor, Boston, Massachusetts, on June 1, 2007, at 2:00 p.m., local time, and any adjournments thereof.  The Trust is registered with the Securities and Exchange Commission as an Investment Company under the Investment Company Act of 1940, as amended (the “1940 Act”).  This proxy statement is first being mailed to shareholders on or about May 25, 2007.  The Meeting is being held to vote on a proposal as described in detail below.

The Fund’s annual report is not being provided with this proxy statement.  However, the Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report to you upon request by calling 1-800-997-7327 or by writing to the Fund at the above referenced address.  You may also access this information on the SSgA Funds’ website at www.ssgafunds.com, clicking “Product Literature” and selecting “SSgA Large Cap Growth Opportunities Fund” from the list of mutual funds and clicking the link to “Fund Annual Report”.

Record Date

The Board of Trustees of the Trust has fixed the close of business on May 1, 2007, as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof.  Only holders of record of shares of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof.  At the close of business on the Record Date, there were 1,655,430.859 shares of the Fund issued and outstanding and entitled to vote at the Meeting.

The holder of each full share of beneficial interest of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournments thereof for vote by shareholders of the Fund, with a proportionate vote for each fractional share.

Proxies

Shareholders of the Fund are requested to complete, date, sign and promptly return in the enclosed envelope the accompanying form of proxy.  If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless such proxy has previously been revoked.  Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposal described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments thereof.  The Board of Trustees does not know of any Fund matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting accompanying this proxy statement.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Special Meeting and voting his or her shares in person or by submitting, prior to the date of the Special Meeting, a written notice of revocation or a subsequently dated proxy to the following:  SSgA Large Cap Growth Opportunities Fund, c/o SSgA Funds Management, Inc., One Lincoln Street Boston, 30th Floor Massachusetts 02111-2900, Attention: James E. Ross, Principal Executive Officer, SSgA Funds.

In the event a quorum is not present at the Special Meeting or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Special Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate.  Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting.  Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposal set forth in this proxy statement.

Solicitation of Proxies

In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of SSgA Funds Management, Inc., the Fund’s investment advisor (the “Advisor”), or its affiliates, and State Street Global Markets, LLC, the Fund’s distributor, may also solicit proxies by telephone or in person.  The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies.  The cost of retaining such a firm would depend upon the amount and types of services rendered.  The costs of solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by the Advisor, and are expected to be less than $10,000.

PROPOSAL
APPROVAL OF RECLASSIFICATION OF THE FUND
FROM A DIVERSIFIED TO A NON-DIVERSIFIED INVESTMENT COMPANY

The Investment Company Act of 1940, as amended, (the “1940 Act”) requires every registered management investment company to designate a classification as either “diversified” or “non-diversified”.  Since its inception, the Fund has been classified as diversified.  An investment company that is diversified must comply with the following limitation (the “Diversification Limitation”) and may not change its classification to non-diversified without shareholder approval:

At least 75% of the value of the investment company’s total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies and other securities limited in respect of any one issuer of an amount not greater in value than 5% of the value of the total assets of the investment company and to not more than 10% of the outstanding voting securities of such issuer.

At a meeting held on April 11, 2007, the Funds’ Board of Trustees concluded that the elimination of the Diversification Limitation is in the best interests of the Fund and its shareholders.  If shareholders approve the proposal, the Fund will no longer be subject to the Diversification Limitation, which is expected to provide the Advisor with greater flexibility to take advantage of investment opportunities presented by the securities of a smaller number of issuers.  The Fund’s Trustees voted in favor of, and are asking shareholders to approve, the Fund’s reclassification from a diversified to a non-diversified management investment company and the elimination of the Diversification Limitation.

Currently, the Fund’s investment objective as stated in its current prospectus is to seek long-term capital appreciation by investing in equity securities.  The Advisor attempts to meet the Fund’s objective by investing, under normal market conditions, at least 80% of total assets in securities, such as common stocks, issued by companies with large market capitalizations.  The large market capitalization companies include, but are not limited to, companies represented by the Russell 1000® Index, which has a total market capitalization range as of August 31, 2006 of approximately $1.4 billion to $409.4 billion.

Subject to the Diversification Limitation, the Fund typically invests in a portfolio of 50-60 issuers.  If shareholders approve the proposal, the Fund plans to make larger investments in a smaller portfolio of 20-30 issuers.  To the extent the Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the Fund’s share price.

The Fund also will continue to be subject to the diversification tests related to its tax status as a regulated investment company under the Internal Revenue Code of 1986.  These tests require, in substance, that on the last day of each quarter of the Fund’s taxable year (a) no single issuer’s securities exceed 25% of the value of the Fund’s assets and (b) with respect to 50% of its total assets, no single issuer’s securities exceed 5% of the total value of the Fund’s assets.

Based upon information provided to the Board by the Advisor relating the proprietary methodology used by the Advisor for identifying and selecting attractive securities of large capitalization companies, the Board concluded that it would be in the best interests of shareholders to eliminate the Diversification Limitation.  The Board noted that, by eliminating the Diversification Limitation, the Adviser intends to decrease the number of securities held at all times by the Fund and increase the average size of the Fund’s positions in specific securities (as a percentage of the Fund’s net assets).  The Board concluded that these proposed changes in portfolio construction by the Advisor, over time, may be expected to result in better performance for the Fund with only incrementally higher volatility and that the changes would, therefore, be in the best interests of shareholders.  Accordingly, on April 11, 2007, the Board of Trustees voted to recommend that shareholders approve the reclassification of the Fund as “non-diversified”, which will result in the elimination of the Diversification Limitation.  If the proposal is approved, shareholders will receive notice of the implementation of the change, which is currently anticipated to take effect on or about June 1, 2007.  If shareholders do not approve the proposal, the Fund’s classification as “diversified” will remain unchanged and the Board will then consider what additional action, if any, should be taken.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

Required Vote

To be approved, the Proposal must receive the affirmative vote of “a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.  Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special Meeting or represented by proxy.

ADDITIONAL INFORMATION

As of May 1, 2007, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Fund outstanding on such date.  As of May 1, 2007, the following shareholders were known to the Trust to be the beneficial owner of more than five percent of the issued and outstanding shares of the Fund:

•                  WINDANCHOR (2DLB)                                                                      835,769.7520 Shares   50.49%

•                  ATTN  CHARLES EGBUNIKE

•                  1776 HERITAGE DRIVE - 4TH FLOOR

•                  ADAMS BUILDING 4 W

•                  NO QUINCY MA  02171-2119

WINDDECK                                                                                          591,687.1470 Shares  35.74%

1776 HERITAGE DRIVE - 4TH FLOOR

ADAMS BUILDING 4 W

NO QUINCY MA  02171-2119

WINDCOVE (2DLI)                                                                              173,148.2210 Shares 10.46%

ATTN  CHARLES EGBUNIK

1776 HERITAGE DR # 4

QUINCY MA  02171-2119

NO ANNUAL MEETINGS OF SHAREHOLDERS

Under the Trust’s First Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), no annual or special meetings of shareholders are required.  Therefore, there will ordinarily be no shareholder meetings unless required by the 1940 Act.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, Attention Deedra Walkey, Secretary and Chief Legal Officer of the SSgA Funds.  Shareholder proposals should be received in a reasonable time before the solicitation is made.

Under the Master Trust Agreement, any Trustee may be removed with or without cause at any time:  (i)  by written instrument signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding, filed with the Trust’s custodian.  Holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

In addition, if 10 or more shareholders who have been shareholders for at least six months and who hold in the aggregate either shares with a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Trust, whichever is less, inform the Trustees in writing that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or offer to forward materials to shareholders on their behalf at a stated cost.  If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

By Order of the Board of Trustees,

Deedra S. Walkey
Secretary and Chief Legal Officer

Date  May 15, 2007

SSgA Large Cap Growth Opportunities Fund
A SERIES OF SSgA FUNDS
One Lincoln Street
Boston, Massachusetts  02111-2900
1-800-997-7327
www.ssgafunds.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints James E. Ross and Ellen M. Needham, and each and either one of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of the SSgA Large Cap Growth Opportunities Fund (the “Fund”), a series of SSgA Funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund to be held at the offices of SSgA Funds Management, Inc., One Lincoln Street, 30th Floor, Boston, Massachusetts on June 1, 2007, at 2:00 p.m. local time, and at any adjournments thereof.

The Board of Trustees recommends a vote FOR the following proposal:

That the Fund be reclassified from a diversified to a non-diversified investment company

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s).  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL.  This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof.  A shareholder wishing to vote in accordance with the Board of Trustees’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.  Please separate and place the bottom portion of the proxy in the enclosed return envelope.  Place the proxy so that the return address, located on the reverse side of the proxy, appears through the window of the envelope.

SSgA Large Cap Growth Opportunities Fund

Record Date Shares

PROXY VOTING MAIL-IN STUB

PROPOSAL 1

	• FOR	• AGAINST	• ABSTAIN

Dated: , 2007

Signature(s) of Shareholder(s)